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                                                                    Exhibit 23.3



                         CONSENT OF INDEPENDENT AUDITORS





We consent to the reference to our Firm under the caption of "Experts" and the use of our report dated March 12, 1999 with respect to the financial statements of Balisoft Technologies Inc. included in the Registration Statement of Servicesoft, Inc. (Form S-1 No. 333-30476) dated April 5, 2000.


/s/ Ernst & Young LLP


Toronto, Canada
April 5, 2000